SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - March 25, 1999
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
           November 30, 1998, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 1998-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-24599                   52-2029487
------------------------      ---------------------      ----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
----------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the March 25, 1999 Distribution Date.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                  The annual financial statements for the year ended December 31, 1998 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 8-K filed by AMBAC Financial Group, Inc.
with the United States Securities and Exchange Commission on March 24, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EQUITY ONE ABS, INC.



                                              By: /s/ Dennis Kildea
                                                 ------------------------------
                                                  Dennis Kildea, Vice President


Dated:  March 29, 1999

                                                                 ANNEX A

                                                                         PAGE #1


                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

             DISTRIBUTION:     25-Mar-99
             RECORD DATE:      24-Mar-99

               ORIGINAL      BEGINNING                                            ENDING
              CERTIFICATE   CERTIFICATE   PRINCIPAL   INTEREST      TOTAL       CERTIFICATE
 CLASS          BALANCE      BALANCE    DISTRIBUTION DISTRIBUTION DISTRIBUTION    BALANCE
-----------------------------------------------------------------------------------------------

   A-1    100,027,563.57  95,626,900.15  1,426,934.60  533,916.86  1,960,851.46  94,199,965.55

   A-2     25,002,775.06  24,580,216.02    333,053.33  142,974.92    476,028.25  24,247,162.69

   R           N/A             N/A               0.00        0.00          0.00        N/A
-----------------------------------------------------------------------------------------------
 TOTALS   125,030,338.63 120,207,116.17  1,759,987.93  676,891.78  2,436,879.71 118,447,128.24

--------------------------------------------------------------------------------
                          FACTOR INFORMATION PER $1,000

                                                            ENDING
                  CUSIP     PRINCIPAL     INTEREST       CERTIFICATE
  CLASS          NUMBER   DISTRIBUTION   DISTRIBUTION      BALANCE
--------------------------------------------------------------------------------

    A-1         294751AF9  14.26541394    5.33769734      941.74007831

    A-2         294751AG7  13.32065458    5.71836205      969.77885982
--------------------------------------------------------------------------------

----------------------------------
        PASS THRU RATE
----------------------------------
                     PASS
   CLASS          THRU RATE

     A-1           6.70000%


     A-2           6.98000%
---------------------------------


                    IF THERE ARE ANY QUESTIONS OR COMMENTS,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

                    -------------------------------------------------
                    ARANKA PAUL
                    THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES 450 WEST 33RD STREET, 14TH FLOOR
                    NEW YORK, NEW YORK 10001 (212) 946-3236
                    -------------------------------------------------




                                   (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

          DISTRIBUTION:      25-Mar-99                                 PAGE #2
          RECORD DATE:       24-Mar-99

                                                          GROUP I       GROUP II
                                                          -------       --------
SEC.4.03(a)(i)    TOTAL PRINCIPAL DISTRIBUTION        1,426,934.60     333,053.33
                  SCHEDULED PRINCIPAL DUE               139,940.29      21,043.37
                  CURTAILMENTS                           33,401.37       1,973.58
                  PAYOFFS                             1,253,592.94     310,036.38
                  REPURCHASES PRINCIPAL BALANCE               0.00           0.00
                  LIQUIDATION PROCEEDS                        0.00           0.00
                  LOAN LOSSES                                 0.00           0.00
                  SUBSTITUTE LOAN ADJUSTMENT AMOUNT           0.00           0.00
                  PRINCIPAL SHORTFALL                         0.00           0.00

SEC.4.03(a)(ii)   TOTAL INTEREST DISTRIBUTION
                                                --------------------------------------------------
                                                                PREVIOUSLY    CURRENT      TOTAL
                                                 SCHEDULED         UNPAID     INTEREST    INTEREST
                                                 INTEREST         INTEREST   SHORTFALL   SHORTFALL
                                                --------------------------------------------------
                  CLASS A-1 DISTRIBUTION        533,916.86         0.00        0.00        0.00
                  CLASS A-2 DISTRIBUTION        142,974.92         0.00        0.00        0.00
                                                --------------------------------------------------

SEC.4.03(a)(iii)  TOTAL SHORTFALL
                                                --------------------------------------------------
                                                  ALLOC TO INT   ALLOC TO PRIN   SHORTFALL
                  CLASS A-1 DISTRIBUTION              0.00          0.00            0.00
                  CLASS A-2 DISTRIBUTION              0.00          0.00            0.00
                                                 -------------------------------------------------

SEC.4.03(a)(iv)   ENDING CERTIFICATE BALANCE     CLASS A-1     CLASS A-2
                                                 ----------    ----------
                                                 94,199,965.55  24,247,162.69
                                                         --------------
SEC.4.03(a)(v)    POOL SCHEDULED PRINCIPAL BALANCE       118,447,128.24
                                                         --------------
                                                  GROUP I        GROUP II
                                                 ----------      --------
                                                 94,199,965.55  24,247,162.69
SEC.4.03(a)(vi)   SERVICING FEES
                                                  GROUP I        GROUP II
                                                 ----------      --------
                                                 39,249.99      10,102.99

SEC.4.03(a)(viii)                                               GROUP I      GROUP II
                                                                -------      --------

                  ADVANCES INCLUDED IN CURRENT DISTRIBUTION       0.00         68.68
                  AGGREGATE AMOUNT OF ADVANCES OUTSTANDING  171,729.59     33,408.64



                                    (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

           DISTRIBUTION:      25-Mar-99
            RECORD DATE:      24-Mar-99                                  PAGE #3

SEC.4.03(a)(ix)
                 -----------------------------------------------------------
                                   GROUP I DELINQUENCIES
                 -----------------------------------------------------------
DELINQUENCIES    PERIOD     NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 -----------------------------------------------------------
                 1 - 30 DAYS   243     21.02%     20,842,603.39       22.13%
                 31 - 60 DAYS   18      1.56%      1,386,019.46        1.47%
                 61 - 90 DAYS    3      0.26%        311,854.13        0.33%
                 91 + DAYS       1      0.09%         89,817.99        0.10%
                 -----------------------------------------------------------
                 -----------------------------------------------------------
                                   GROUP II DELINQUENCIES
                 -----------------------------------------------------------
                 PERIOD     NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 -----------------------------------------------------------
                 1 - 30 DAYS    26       22.41%    4,655,535.91       19.20%
                 31 - 60 DAYS    2        1.72%      324,042.21        1.34%
                 61 - 90 DAYS    0        0.00%            0.00        0.00%
                 91 + DAYS       0        0.00%            0.00        0.00%
                 -----------------------------------------------------------
                 -----------------------------------------------------------
                                    GROUP I FORCLOSURE
                 -----------------------------------------------------------
FORECLOSURE      PERIOD     NUMBER    PERCENTAGE   PRIN. BALANCE  PERCENTAGE
                 -----------------------------------------------------------
                 1 - 30 DAYS     0         0.00%            0.00       0.00%
                 31 - 60 DAYS    0         0.00%            0.00       0.00%
                 61 - 90 DAYS    0         0.00%            0.00       0.00%
                 91 + DAYS       0         0.00%            0.00       0.00%
                 -----------------------------------------------------------
                 -----------------------------------------------------------
                                    GROUP II FORECLOSURE
                 -----------------------------------------------------------
                 PERIOD     NUMBER    PERCENTAGE   PRIN. BALANCE  PERCENTAGE
                 1 - 30 DAYS     0         0.00%            0.00       0.00%
                 31 - 60 DAYS    0         0.00%            0.00       0.00%
                 61 - 90 DAYS    0         0.00%            0.00       0.00%
                 91 + DAYS       0         0.00%            0.00       0.00%
                 -----------------------------------------------------------


SEC.4.03(a)(x)   LOANS THAT BECAME REO PROPERTY DURING REPORTING PERIOD:

                             LOAN NUMBER          PRIN BAL
                             -----------------------------
                 GROUP I        0.00                0.00
                 GROUP II       0.00                0.00
                             -----------------------------

SEC.4.03(a)(xi)  OUTSTANDING REO PROPERTIES
                                     -----------------------------------
                                                   GROUP I
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                       0        0.00            0.00
                                     -----------------------------------
                                     -----------------------------------
                                                   GROUP II
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                        0        0.00            0.00
                                     -----------------------------------

SEC.4.03(a)(xii)  CROSS-COLLATERALIZATION
                                           GROUP I        GROUP II
                                          ---------      ---------
                                          --------------------------
                                              0.00            0.00
                                          --------------------------

                                  (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

           DISTRIBUTION:     25-Mar-99                                   PAGE #4
           RECORD DATE:      24-Mar-99

SEC.4.03(a)(xiii)     AMOUNTS WITHDRAWN FROM SPREAD ACCT
                      FOR DEPOSIT TO DISTRIBUTION ACCT

                                               GROUP I  GROUP II
                                               -----------------
                                                0.00      0.00
                                               -----------------
                                                          CLASS A-1  CLASS A-2
                                                          ---------- ----------
                                                          ---------------------
SEC.4.03(a)(xiv)      MONTHLY SPREAD ACCT DEPOSIT AMOUNT   78,132.25  24,699.44
                                                          --------------------
                                                          --------------------
                      SPREAD ACCT DEPOSIT PERCENTAGE            100%     100%
                                                          ---------------------
                                                          ---------------------
                      SPREAD ACCT DEPOSIT AMOUNT           78,132.25  24,699.44
                                                          ---------------------
                                                          -------------
                      SPREAD ACCT EXCESS                          0.00
                                                          -------------
                                                                   ------------
SEC.4.03(a)(xv)       SPREAD ACCT BALANCE AFTER DISTRIBUTION DATE    808,962.27
                                                                   ------------
                                                               ------------
SEC.4.03(a)(xvi)      SPECIFIED SPREAD ACCT REQUIREMENT        3,000,728.13
                                                               ------------
                                                               ------------
SEC.4.03(a)(xvii)     3 LARGEST LOANS IN THE MORTGAGE POOL     2,305,312.78
                                                               ------------


                                    (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK